EXHIBIT 99

                      TEXT OF INVESTOR RELATIONS SLIDESHOW
                          IN USE BEGINNING MAY 1, 2001
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                           FORWARD-LOOKING STATEMENTS

Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. These forward-looking statements speak only as of this date. HEALTHSOUTH undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. Please refer to our SEC filings for a description of some of the factors that may affect the accuracy of such forward-looking statements.

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                              HEALTHSOUTH OVERVIEW

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                           LEADING HEALTHCARE PROVIDER

o  Over 1,900 Facilities in all 50 States and Every Major Metropolitan Market

o  Largest  Operator  of

    - inpatient and outpatient rehabilitation facilities
    - freestanding outpatient surgery centers
    - freestanding diagnostic centers

o  Over $4 Billion in Annual Revenues with
   $1.2 Billion EBITDA Run Rate
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                           LEADING HEALTHCARE PROVIDER

o   Strong Growth Potential and Credit Profile

o   Up to 100,000 Patients Treated per Day

o   Approximately 85,000 Referring Physicians

o   Excellent Relationships with National and Regional Payors

o   Cutting-Edge Technological Innovations

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                                LEADING FRANCHISE

o   No One Can Duplicate What We Have Built Over the Last 17 Years

o   HRC Has "Virtual Patent" on Ambulatory Healthcare Delivery

o   HRC Has "Virtual Patent" on Freestanding Inpatient Rehab Care

o   HRC Leads the Industry in All Core Business Lines

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                                OUTPATIENT REHAB

COMPETITION                                 LTM REVENUE
-----------                                 -----------

Select Medical*                                  $420MM

U.S. Physical Therapy                            $ 60MM

HRC                                              $955MM

*        Approximate Outpatient Rehab Revenue Only

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                               AMBULATORY SURGERY

COMPETITION                               LTM REVENUE
-----------                               -----------

AmSurg                                         $143MM

United Surgical Partners                        132MM

HRC                                            $954MM
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                               DIAGNOSTIC IMAGING

COMPETITION                                LTM REVENUE
-----------                                -----------

Radiologix                                    $241MM

MRII                                          $200MM

Insight Health                                $146MM


HRC                                           $304MM
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                                 INPATIENT REHAB

COMPETITION                                LTM REVENUE
-----------                                -----------

RehabCare*                                      $200MM


HRC                                           $1,685MM

*        Approximate Inpatient Rehab Revenue Only

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                   SIGNIFICANT PRESENCE IN EVERY MAJOR MARKET

[Graphic Omitted - Map]
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                          HRC'S COMPETITIVE ADVANTAGES

o   Unique National Presence

o Strong Brand Equity and Relationships with Leading Professional and Amateur Sports Organizations

[Graphic Omitted - Logos of Representative Organizations]

o   Extensive Orthopaedic Expertise ("Best Practice" Techniques)

o   Low-cost, Efficient Provider

o   Superior Clinical Outcomes with Exceptional Patient Satisfaction

o   Nationwide Credentialing Program
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                    SUBSTANTIAL AND DIVERSIFIED REVENUE BASE
                        LTM TOTAL REVENUE: $4,263 MILLION

[Graphic Omitted - Chart of Revenue Breakdown by Segment and Line of Business]
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                                  OUR MISSION:
             ENHANCE SHAREHOLDER VALUE THROUGH SUPERIOR PATIENT CARE
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                           ENHANCING SHAREHOLDER VALUE

                                   KEY DRIVERS

o   HRC: Healthcare Provider of Choice

o   Strong Core Business

o   Upside Opportunities

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                             HRC: PROVIDER OF CHOICE

o   Demographics Favor Outpatient Services Over Traditional Acute-Care Offerings

o   HRC is Clear Leader in Technological Advances

o Our Integrated Service Model Moves the Patient Through the System More Efficiently

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                             HRC: PROVIDER OF CHOICE

o   Strong Brand Name Reflects

    - Service Excellence
    - Superior Patient Outcomes
    - Exceptional Patient Satisfaction

o   Branding Efforts Encourage Repeat Business (Same Store Growth)
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                             HRC: PROVIDER OF CHOICE

o   Strong Physician Relationships
    - Approximately 85,000 Referring Physicians
    - Superior Clinical Outcomes
    - Convenience, Efficiency and State-of-the-Art Equipment
    - Professional Websites and Web-Enabled Scheduling for Affiliated Physicians
o   Strong Payor Relationships
    - National Footprint
    - Proven, Cost-Effective Outcomes
    - Preferred Partner for National Electronic Claims Platform
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                           ENHANCING SHAREHOLDER VALUE

                                   KEY DRIVERS

o   HRC: Provider of Choice

o   Strong Core Business

o   Upside Opportunities

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                       CORE BUSINESS GENERATES 15% GROWTH

o   Base Model
    - Stable Pricing Across All Lines
    - Modest Volume Growth (3% - 5%)
    - Tight Expense Control

o   NET RESULT: 15% EPS GROWTH
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                               GROWTH INITIATIVES

o   Pricing Initiatives:
    - Stopped Taking Price Cuts in 4Q99
    - YTD 2001, 43% of Contracts had Pricing Increases
    - Increase Orthopaedic and Plastics Mix in Surgery
    - Multi-Modality Roll-Out in Diagnostics Complete
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                               GROWTH INITIATIVES

o   Volume Initiatives:
    - Enhance Cross-Referrals by Completing ISM Rollout
    - Tap Into Excess Capacity
      o    Inpatient Rehabilitation - 80% Utilization
      o    Outpatient Rehabilitation - 75% Utilization
      o    Outpatient Surgery - 50% Utilization
      o    Diagnostic Imaging - 50% Utilization
    - Actual Volume Growth of 3-4% in 1Q01
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                         EXPENSE CONTROL AND EFFICIENCY
                                 MEDCENTERDIRECT


o   Healthcare e-Procurement
o   Provides:
    - Increased Inventory Turns
    - Enhanced Contract Compliance
    - Usage and Cost Data
    - Standardized Requisitions
o   Rollout Complete by End of 2001
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                         EXPENSE CONTROL AND EFFICIENCY
                                 SOURCE MEDICAL

o   Wireless Clinical Documentation System

o   Online Charting, Coding and Claims Administration

o   Realizing $2-5 per Visit in Cost Savings / Net Revenue Enhancement

o   Allows Clinician More Time With Patient

    -  Currently in Approximately 1,000 HRC Outpatient Rehabilitation Facilities
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                         EXPENSE CONTROL AND EFFICIENCY
                       REORGANIZATION AROUND LOCAL MARKETS

o   Reorganized Operating Structure in 4Q99 into Outpatient and Inpatient
    Divisions
o   Empowered Local Management
    - Physician Relationships
    - Development
    - Payor Contracting
o   Streamlined Decision-Making Process
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                          SUBSTANTIAL FREE CASH FLOW

Prior Operating Strategy:

o   Rapid Acquisition/Consolidation Focus
o   Establish Nationwide Network
o   Substantial Capex Required to Upgrade to HRC Standards

Current Operating Strategy:

o   Increase Utilization of Existing Facilities (No Capex)
o   Fuel Growth with De Novo Development in Select Markets
o   Incorporate Technological Innovations/Partnerships to Drive Efficiencies
o   Strict Return Requirements (20% ROE Hurdle Rate)
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                           SUBSTANTIAL FREE CASH FLOW

Change in Operating Strategy Leads to:

o   High Internal Growth Rates
o   Expanding Operating Margins
o   Less Integration Risk
o   Substantial Free Cash Flow

                    HRC MOVING FROM GROWTH BY ACQUISITION TO
                   STRONG, SUSTAINABLE GROWTH FROM OPERATIONS
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                           ENHANCING SHAREHOLDER VALUE

                                   KEY DRIVERS

o   HRC: Provider of Choice

o   Strong Core Business

o   Upside Opportunities
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                              UPSIDE OPPORTUNITIES
                              SURGERY SYNDICATIONS

o   Opportunity to Bring in New Surgeons to Drive Case Volumes

o   Goal of Adding 1,000 New Surgical Partners

o   Operating at 50% Capacity Today; Incremental Volume is High Margin (40%+)

o   Focus on Orthopaedics and Plastics

    -  Superior Pricing

    -  High Private Pay on Plastics

o Solidifies Physician Relationship; Enhances Cross-Referrals for Physical Therapy and Diagnostic
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                              UPSIDE OPPORTUNITIES
                     SURGERY SYNDICATIONS - POTENTIAL IMPACT

o   1,000 New Surgical Partners
o   Perform 1 Case Per Day
o   Average Pricing of $1,100/Case
o   40% EBITDA Margin
o   HRC Ownership Decreases From 67% to 60%

   Result:        Approx. $277 MM Incremental Revenue
                  Approx. $111 MM Incremental EBITDA
                  Approx. $66 MM Incremental Pre-Tax Earnings

                           POTENTIAL IMPACT: $.10 EPS
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                              UPSIDE OPPORTUNITIES
                          SURGERY SYNDICATIONS - UPDATE

o   Added 282 New Physicians in 2000
    -  Majority Added in 4Q00

o   Increased Physician Base 7% in 2000 Due to Syndication

o   Added Approximately 100 New Physicians Year To Date 2001

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                              UPSIDE OPPORTUNITIES
                          INPATIENT REHABILITATION PPS

o   HCFA's Proposed Rules/Rates Issued November 2000
o HCFA's Sample Database Reflects Overall Average PPS Rate of $11,509 per Discharge
o   HRC's Current Average Cost Is Below $9,600
o   HRC Has Approximately 70,000 Medicare Discharges per Year
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                UPSIDE OPPORTUNITIES INPATIENT REHABILITATION PPS

o   Potential Impact of New PPS Rates at Full Implementation:

    -   $1,400 x 70,000 Discharges = $98 MM (Pre-tax Earnings)

o   Additional Upside:

    -   10% Utilization Increase = $50 MM (Pre-tax Earnings)

                           POTENTIAL IMPACT: $.22 EPS
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                              UPSIDE OPPORTUNITIES
                          INPATIENT REHABILITATION PPS

o   Medicare Relief Package (BIPA) Contained Two Key Points Regarding Inpatient
    PPS:

    -   Gives Provider Option to Select 100% PPS Rate vs. Multi-Year Phase-in

    -   2% Cut Restored in 2002

o   Implementation Date To Be Determined
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                          HEALTHSOUTH Digital Hospital
[Graphic Omitted]
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                          HEALTHSOUTH Digital Hospital

o   Announced JV with Oracle to Build First "Digital" Hospital
o   All Aspects of Hospital Will Operate on Revolutionary Oracle Software
o   New Technology Will:
    - Integrate Manufacturers/Suppliers onto a Single Technological Platform
    - Reduce Medical Errors
    - Enhance Efficiencies and Expand Margins
o   Technology To Be Rolled Out to All HEALTHSOUTH Facilities
o   HRC Will Benefit in Rollout to Other Healthcare Providers
o   Appeals to Patients, Physicians and Payors

 HRC CONTINUES TO "THINK OUTSIDE THE BOX" AND BE THE MODEL FOR HEALTHCARE
                          DELIVERY IN THE 21ST CENTURY
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                              UPSIDE OPPORTUNITIES
                             NEW TECHNOLOGY LAUNCHES

o   Treatment and Surgical Devices
    -   Trivex Varicose Vein Procedure
    -   OssaTron
o   New Diagnostic Applications

    -   New Technology Allows High-speed, High-resolution Organ Scans
    -   Expanding Coronary CT and Other Wellness Scan Capabilities
    -   Growing Demand from More Educated Consumer Population

           RESULT: STRONGER PATIENT AND PHYSICIAN TIES WHICH GENERATE
                  NEW SOURCES OF REVENUE AND INCREASED VOLUMES

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                              FINANCIAL HIGHLIGHTS

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                                  REVENUE TREND
[Graph omitted]
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                                  EBITDA TREND

[Graph omitted]
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                               EBITDA MARGIN TREND

[Graph omitted]
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                                 RECENT EVENTS

o   2/6/01: Announced Letter of Intent for Sale of Richmond,   VA
    Hospital
o   3/26/01: Announced Digital Hospital Initiative
o   4/25/01: Closed on Sale of Occupational Medicine Division
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                                    SUMMARY

o  Favorable Demographic Trends
o  National Presence
o  Superior Clinical Outcomes with Exceptional Patient Satisfaction
o  Strong Core Business (15% Base Growth)
o  Significant Growth Initiatives and Upside Opportunities